                                                                  EXHIBIT 10.44


                            ASSET PURCHASE AGREEMENT


         This ASSET PURCHASE AGREEMENT (the "AGREEMENT"), dated as of September 30, 1999, is among FAIRGROVE RESTAURANTS, LLC, a North Carolina limited liability company (the "BUYER"), FRESH FOODS, INC., a North Carolina corporation ("FRESH FOODS"), and FRESH FOODS SALES, LLC, a North Carolina limited liability company and wholly-owned subsidiary of Fresh Foods (the "SELLER").

         WHEREAS, Seller owns all of the assets (including real property) used and useful in the operation of the Bennett's Bar-B-Que restaurant located in Conover, North Carolina (the "RESTAURANT"); and

         WHEREAS, the parties have reached an understanding with respect to the sale by the Seller and the purchase by the Buyer of certain assets used and useful in the operation of the Restaurant;

         NOW, THEREFORE, in consideration of the premises and the mutual promises, agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending legally to be bound, hereby agree as follows:


                                    SECTION 1
                           PURCHASE AND SALE OF ASSETS

         1.1 ACQUISITION OF ASSETS. On the terms and subject to the conditions set forth in this Agreement, the Seller agrees to sell to the Buyer, and the Buyer agrees to purchase from the Seller, all of the assets and properties of Seller used in the operation of the Restaurant, including without limitation the following (all hereinafter referred to as the "PURCHASED ASSETS"):

                  (a) REAL PROPERTY. All of the Seller's right, title and interest in and to the real property listed on SCHEDULE 1.1(a), together with all buildings, fixtures and other improvements located thereon (the "PROPERTY");

                  (b) FURNITURE, FIXTURES, EQUIPMENT AND MACHINERY. All of the Seller's right, title and interest in and to the furniture, fixtures, equipment and machinery located on the premises of the Restaurant;

                  (c) VEHICLES. All of the Seller's right, title and interest in and to the motor vehicles listed on SCHEDULE 1.1(c);

                  (d) INVENTORY AND SUPPLIES. All inventory of food, wine, beer and soft drinks and all bar supplies, linen, china, silver, office supplies and other supplies located on the premises of the Restaurant; and

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                  (e) OTHER ASSETS. All of the Seller's right, title and
         interest in and to all licenses and other governmental permits and authorizations that relate to the Restaurant which Seller is permitted to assign; all the Seller's books and records used or generated in the operation of the Restaurant, including supplier lists and files, sales listings and vendor files and records, together with all other assets, tangible and intangible, owned by the Seller and used or useful in the operation of the Restaurant, provided, however, that Buyer shall provide Seller such access to the acquired books and records as Seller shall reasonably request for legitimate business purposes (including, without limitation, for the purpose of preparing tax returns, payroll reports or any other reports required of Seller).

         1.2 EXCLUDED ASSETS. Notwithstanding the provisions of Section 1.1, the Purchased Assets shall not include any of the following:

                  (a) Cash and cash equivalents; and

                  (b) All claims and rights of Seller in and to federal, state and local income tax refunds, credits, deductions and other tax benefits of Seller relating to the Restaurant and accruing prior to the effective time of the Closing (as defined herein).

         1.3 ASSUMPTION OF LIABILITIES. On the terms and subject to the conditions set forth in this Agreement, the Buyer shall assume the liabilities and obligations of the Seller listed as balance sheet accounts under the heading "Liabilities" on the September 6, 1999 balance sheet of the Restaurant attached hereto as SCHEDULE 1.3, in such amounts as shall be accrued in such balance sheet accounts as of the effective time and date of Closing (the "ASSUMED LIABILITIES").

         1.4 EXCLUDED LIABILITIES. The Assumed Liabilities shall include no liability or obligation of any kind or nature, whether known or unknown, absolute or contingent, liquidated or unliquidated, due or to become due, of the Seller or Fresh Foods, save only as provided in Section 1.3. The liabilities of the Seller and Fresh Foods not assumed by the Buyer hereunder are called "EXCLUDED LIABILITIES" in this Agreement.

         1.5 PURCHASE PRICE. In full consideration for the sale and transfer of the Purchased Assets, and on the terms and subject to the conditions set forth in this Agreement, the Buyer covenants and agrees to deliver to the Seller, not later than 5:00 p.m., Eastern time, on October 4, 1999, a certified check in an amount equal to the sum of (i) $1,100,000 plus (ii) the total dollar amount of expenditures made by the Seller in connection with certain agreed-upon improvements and repairs to the Restaurant made outside of the ordinary course of business and for the benefit of the Buyer in contemplation of the transactions provided for in this Agreement, as determined by the Seller (reasonably and in good faith). SCHEDULES 1.5(a) and 1.5(b) attached hereto list, to the best knowledge of the Seller as of the date of this Agreement, the expenditures referenced in clause (ii) above, which will be updated based upon final accounting as of the effective time and date of Closing.

         1.6 RELATED AGREEMENTS. The following agreements shall be executed and delivered at the Closing by the parties thereto (collectively, the "RELATED AGREEMENTS"):



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                  (a) DEED. A deed in the form of EXHIBIT 1.6(A) (the "DEED").

                  (b) BILL OF SALE. A bill of sale in the form of EXHIBIT 1.6(b) (the "BILL OF SALE").

                  (c) ASSUMPTION AGREEMENT. An assumption agreement in the form of EXHIBIT 1.6(c) (the "ASSUMPTION AGREEMENT").

                  (d) FRANCHISE AGREEMENTS. Fresh Foods shall cause Claremont Restaurant Group, LLC, a North Carolina limited liability company and wholly-owned subsidiary of Fresh Foods ("CLAREMONT"), to execute and deliver a Termination and Release Agreement, and Fresh Foods shall cause Claremont to, and Buyer shall, execute and deliver a Third Addendum to Franchise Agreement, each with respect to the parties' franchise relationship with Bennett's Bar-B-Que, Inc.


                                    SECTION 2
            REPRESENTATIONS AND WARRANTIES OF SELLER AND FRESH FOODS

         Seller and Fresh Foods, acknowledging that Buyer is relying on the following representations and warranties in entering into this Agreement, hereby jointly and severally represent and warrant to Buyer as follows:

         2.1 ORGANIZATION AND QUALIFICATION. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of North Carolina. Seller has the requisite power and authority to carry on its business as it is now being conducted.

         2.2 AUTHORITY RELATIVE TO THIS AGREEMENT. This Agreement has been duly and validly executed and delivered by each of Seller and Fresh Foods and constitutes a legal, valid and binding agreement of each of them, enforceable against each of them in accordance with its terms. Each of Seller and Fresh Foods has all requisite power and authority to enter into this Agreement. Seller has all requisite power and authority to consummate the transactions contemplated hereby. No further action is required on the part of either of Seller or Fresh Foods to authorize either of Seller or Fresh Foods to consummate the transactions contemplated hereby.

         2.3 ABSENCE OF CONFLICTING AGREEMENTS OR REQUIRED CONSENTS. Except as contemplated by Section 4.3(f) of this Agreement, the execution, delivery and performance of this Agreement by each of Seller and Fresh Foods and the consummation of the transactions contemplated hereby does not require the consent of any third party and neither conflicts with, results in a breach of, or constitutes a default under any applicable law, judgment, order, injunction, decree, rule, regulation or ruling of any court or governmental instrumentality, or the articles of organization or operating agreement of Seller or the charter or bylaws of Fresh Foods, nor does it conflict with, constitute grounds for termination of, result in a breach of, or constitute a default under, any agreement, instrument, license or permit to which Seller or Fresh Foods is now subject.


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         2.4 COMPLIANCE WITH LAWS. To the best of Seller's knowledge, Seller is in compliance with all laws, regulations, or governmental orders applicable to the Restaurant and the present use by the Seller of the Property and Purchased Assets in the operation of the Restaurant. Neither Seller nor Fresh Foods has received any written notice of any violation of any law, regulation or governmental order relating to the Restaurant nor has actual knowledge of any such violation, or of any investigation with respect to any such violation, or of any investigation with respect to any judgment, award, order, injunction or decree of any court or other governmental authority which in any way affects or relates to the Property, Purchased Assets or the Restaurant.

         2.5 TITLE TO PURCHASED ASSETS. Seller has good and marketable title to all Purchased Assets, free and clear of all mortgages, security interests, claims, liens, encumbrances and restrictions. The Seller has the right to convey the Purchased Assets to the Buyer and the Seller shall convey at the Closing good and marketable title to the Purchased Assets, free and clear of all encumbrances, and shall warrant and defend the title to the Purchased Assets in the Buyer against the claims of all persons whomsoever.

         2.6 FILING OF TAX RETURNS. Seller has filed all federal, state and local tax returns which are required to be filed (except to the extent that failure to file is not reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), operations or prospects of the Restaurant) in connection with the Restaurant and has paid or made adequate provision for the payment of all assessments for such taxes and duties when due and payable, except for taxes the nonpayment of which is not reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), operations or prospects of the Restaurant. All such returns, as applicable, have been prepared in all material respects in accordance with the applicable provisions of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and with the applicable provisions of the state and local laws, rules and regulations concerning taxation.

         2.7 NO INJUNCTIONS. There is not in effect any preliminary or permanent injunction or other order by any federal or state authority prohibiting the consummation of the transactions contemplated hereby.


                                    SECTION 3
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer, acknowledging that Seller and Fresh Foods are relying on the following representations and warranties in entering into this Agreement, represents and warrants to Seller and Fresh Foods as follows:

         3.1 ORGANIZATION AND QUALIFICATION. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of North Carolina and has the requisite power and authority to carry on its business as it is now being conducted.



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         3.2 AUTHORITY RELATIVE TO THIS AGREEMENT. This Agreement has been duly and validly executed and delivered by Buyer and constitutes a legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms. Buyer has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The members of Buyer have, subject to the terms and conditions set forth herein, approved this Agreement and the transactions contemplated hereby. No other action is required on the part of Buyer or the members of Buyer to authorize Buyer to consummate the transactions contemplated hereby.

         3.3 OWNERSHIP. Buyer has authorized capital consisting of membership interests of a single class and series, all of which are owned (of record and beneficially) by Richard F. Howard, James C. Richardson, Jr., David R. Clark, L. Dent Miller, Kenneth Moser and Michael Hodges free and clear of any mortgages, security interests, claims, liens, encumbrances or restrictions. All such membership interests have been duly authorized and validly issued.

         3.4 ABSENCE OF CONFLICTING AGREEMENTS OR REQUIRED CONSENTS. The execution, delivery and performance of this Agreement by Buyer does not require the consent of any third party and neither conflicts with, results in a breach of, or constitutes a default under any applicable law, judgment, order, injunction, decree, rule, regulation or ruling of any court or governmental instrumentality, or the articles of organization or operating agreement of the Buyer, nor does it conflict with, constitute grounds for termination of, result in a breach of, or constitute a default under, any agreement, instrument, license or permit to which the Buyer is now subject.

         3.5 COMMISSIONS. There is no broker, finder or other person who has any valid claim against Buyer for a commission, finder's fee or brokerage fee in connection with this Agreement or the transactions contemplated hereby. Buyer hereby agrees to indemnify and hold Seller harmless from any claim for any such commission or fee.


                                    SECTION 4
                        CLOSING AND CONDITIONS TO CLOSING

     4.1 CLOSING DATE. The closing (the "CLOSING") of the purchase and sale of the Purchased Assets provided for in this Agreement, effective for all purposes as of 11:59 p.m. on October 3, 1999, shall take place at the offices of McGuire, Woods, Battle & Boothe LLP, at 10:00 a.m. on September 30, 1999, or at such later date as shall be agreed upon by the parties. The time and date of closing are herein called the "CLOSING DATE."

         4.2 CONDITIONS TO OBLIGATIONS OF THE BUYER. The obligations of the Buyer to consummate the transactions provided for herein on the Closing Date are subject to the fulfillment on or before the Closing Date of each of the following conditions, except to the extent that the Buyer may, in its absolute discretion, waive one or more thereof in writing in whole or in part:

                  (a) REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations and warranties of the Seller and Fresh Foods contained herein shall be true and


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         correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date and the covenants of the Seller and Fresh Foods set forth herein shall have been complied with through the Closing Date in all material respects, and a certificate to such effect, executed by the Chief Financial Officer of Fresh Foods (in his capacity as such), shall be executed and delivered to the Buyer on and as of the Closing Date.

                  (b) DOCUMENTS OF THE SELLER. The Seller shall have caused to be delivered to the Buyer the following:

                           (i) GOOD STANDING CERTIFICATES. Certificate of
                  Seller's Existence from the North Carolina Secretary of State.

                           (ii) ORGANIZATION DOCUMENTS. The Articles of
                  Organization, as amended to date, of the Seller, certified by the North Carolina Secretary of State, and the Operating Agreement of the Seller, together with a certificate of the sole member-manager of the Seller, dated as of the Closing Date, certifying the accuracy and completeness of such documents as of such date.

                           (iii) RESOLUTIONS. Certified copy of resolutions of
                  Fresh Foods as the sole member-manager of Seller authorizing the transactions contemplated hereby and the execution, delivery and performance of this Agreement and the Related Agreements.

                  (c) RELATED AGREEMENTS. The Related Agreements shall have been executed and delivered by the parties thereto (other than the Buyer).

                  (d) NO ADVERSE PROCEEDING. No action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced, no investigation by any governmental or regulatory authority shall have been commenced, and no action, suit or proceeding by any governmental or regulatory authority shall have been threatened, against any of the parties to this Agreement wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

                  (e) OTHER ASSURANCES. The Seller and Fresh Foods shall have delivered to the Buyer such other and further certificates, assurances and documents as the Buyer may reasonably request to evidence the accuracy of the representations and warranties made pursuant to Section 2, the performance of covenants and agreements to be performed pursuant to Section 5 at or prior to the Closing, and the fulfillment of the conditions to the Buyer's obligations.

         4.3 CONDITIONS TO OBLIGATIONS OF THE SELLER. The obligations of the Seller and of Fresh Foods to consummate the transactions provided for herein on the Closing Date are subject to the


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fulfillment on or before the Closing Date of each of the following conditions, except to the extent that the Seller and Fresh Foods may, each in its absolute discretion, waive in writing one or more thereof in whole or in part:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Buyer contained herein shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date and the covenants of the Buyer set forth herein shall have been complied with through the Closing Date in all material respects, and a certificate to such effect, executed by David R. Clark (in his capacity as a member of Buyer), shall be executed and delivered to the Seller on and as of the Closing Date.

                  (b) DOCUMENTS OF THE BUYER. The Buyer shall have caused to be delivered to the Seller the following:

                           (i) GOOD STANDING CERTIFICATE. Certificate of Buyer's
                  Existence from the North Carolina Secretary of State.

                           (ii) ORGANIZATION DOCUMENTS. The Articles of
                  Organization, as amended to date, of the Buyer, certified by the North Carolina Secretary of State, and the Operating Agreement of the Buyer, together with a certificate of a duly authorized officer of the Buyer, dated as of the Closing Date, certifying the accuracy and completeness of such documents as of such date.

                           (iii) RESOLUTIONS. Certified copy of resolutions of
                  the members of the Buyer authorizing the transactions contemplated hereby and the execution, delivery and performance of this Agreement and the Related Agreements.

                  (c) RELATED AGREEMENTS. The Related Agreements shall have been executed and delivered by the parties thereto (other than the Seller).

                  (d) NO ADVERSE PROCEEDINGS. No action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced, no investigation by any governmental or regulatory authority shall have been commenced, and no action, suit or proceeding by any governmental or regulatory authority shall have been threatened, against any of the parties to this Agreement wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

                  (e) FAIRNESS OPINION. Fresh Foods shall have received an opinion letter of Bowles Hollowell Conner, a division of First Union Capital Markets


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         Corp., dated a recent date, in support of the transactions contemplated by this Agreement.

                  (f) LENDER CONSENTS. Fresh Foods and Seller shall have received any and all necessary waivers and consents granted by their institutional lenders or shall have received amendments to their credit documents having the same effect.

                  (g) OTHER ASSURANCES. The Buyer shall have delivered to the Seller such other and further certificates, assurances and documents as the Seller or its counsel may reasonably request to evidence the accuracy of the representations and warranties made pursuant to Section 3, the performance of the covenants and agreements to be performed pursuant to Section 5 at or prior to the Closing and the fulfillment of the conditions to the Seller's obligations pursuant to this Section 4.3.


                                    SECTION 5
                        CERTAIN COVENANTS AND AGREEMENTS

         5.1 PRE-CLOSING ACCESS TO BUSINESS. Prior to the Closing, the Seller shall afford to authorized representatives of the Buyer free and full access upon reasonable notice and during normal business hours to the premises, assets, properties, books, personnel and records of the Seller so that the Buyer may have full opportunity to make such investigations as it shall desire to make of the Seller; PROVIDED, HOWEVER, that, until the Closing, the Buyer shall not disclose or use and shall cause its agents, attorneys and representatives not to disclose or use any confidential data or information secured from the Seller, and, if the Closing does not occur as herein provided, the Buyer will promptly return to the Seller, at the request of the Seller, any and all copies, summaries or abstracts thereof and shall not use any such information in any manner.

         5.2 INTERIM CONDUCT OF BUSINESS. Pending the Closing, the Seller shall conduct its business only in the usual and ordinary course.

         5.3 CONTINUATION OF PROPERTY INSURANCE COVERAGE. The Seller agrees that prior to the effective date of the Closing it will retain its existing insurance coverage in such amounts and on substantially the same terms as in effect on the date hereof.

         5.4 PRESS RELEASES AND ANNOUNCEMENTS. Prior to one week after the Closing, no press release or other public announcement pertaining in any way to the transactions contemplated by this Agreement will be made by any party unless it has first been approved by the other parties or, in the reasonable opinion of counsel to the disclosing party, is required by applicable law, rule, regulation or order and the disclosing party gives prior written notice of its intention to make a disclosure and provides to the nondisclosing party an opportunity to participate in preparing any such disclosure.

         5.5 INDEMNIFICATION.

         (a) From and after the Closing Date, Fresh Foods shall indemnify, defend and hold harmless Buyer from and against any loss, damage, liability, cost or expense (each, a "LOSS")



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incurred pursuant to any claim, action, suit, proceeding or investigation (each, a "CLAIM") asserted with respect to an Excluded Liability.

         (b) From and after the Closing Date, Buyer shall indemnify, defend and hold harmless each of Seller and Fresh Foods from and against any Loss incurred in connection with any Claim asserted as a result of or with respect to (i) the breach by Buyer of any representation and warranty, covenant or other agreement contained in this Agreement or (ii) an Assumed Liability.

         (c) This Section is intended to be for the benefit of, and shall be enforceable by, each indemnified party referred to in subsections (a) and (b) and such party's heirs, personal representatives, successors and assigns.


                                    SECTION 6
                               EXPENSES AND TAXES

         6.1 EXPENSES. Except as otherwise expressly provided herein, the parties hereto shall pay their respective expenses incurred under or in connection with this Agreement.

         6.2 TRANSFER TAXES. Taxes associated with transferring the Purchased Assets to Buyer pursuant to this Agreement, including without limitation tangible or intangible personal property taxes and any bulk sales or use taxes, shall be paid by Seller.


                                    SECTION 7
                               FURTHER ASSURANCES

         7.1 FURTHER ACTS AND ASSURANCES. Seller shall, upon the request of Buyer and at no cost or charge to Buyer, execute and deliver to Buyer any and all such other and further instruments, bills of sale, assignments, conveyances or assurances as may be necessary or appropriate to vest and confirm in Buyer and protect its right, title, and interest in and to all of the Purchased Assets, and to otherwise consummate and carry out the transactions contemplated hereby.


                                    SECTION 8
                            MISCELLANEOUS PROVISIONS

         8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and other agreements of the parties made in and pursuant to this Agreement shall not survive the Closing, except for covenants and agreements that, by their terms, are to be performed after the Closing Date. Covenants and agreements to be performed after the Closing Date shall survive the Closing for one year.

         8.2 BENEFIT AND ASSIGNMENT. Neither party may assign any of its rights under this Agreement without the prior written consent of the other party, which will not be unreasonably


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withheld. Subject to the preceding sentence, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be deemed to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

         8.3 EFFECT AND CONSTRUCTION OF THIS AGREEMENT. This Agreement contains the final, complete and exclusive statement of the agreement among the parties with respect to the transactions contemplated herein and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

         8.4 AMENDMENTS AND WAIVER. No amendment, waiver of compliance with any provision or condition hereof, or consent pursuant to this Agreement, will be enforceable unless evidenced by an instrument in writing signed by the party sought to be charged with its enforcement.

         8.5 CAPTIONS. The captions and headings set forth in this Agreement are for convenience only and shall not be construed as a part of this Agreement.

         8.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.7 EXHIBITS AND SCHEDULES. All exhibits and schedules referred to in this Agreement and attached hereto shall be deemed and construed as part of this Agreement. For all purposes, all such exhibits and schedules are hereby specifically incorporated herein by this reference to them.

         8.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina without regard to the principles of conflict of laws of such State.

         8.9 NOTICES. Any notice, demand or request required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered (a) when personally delivered, (b) one business day after being sent by facsimile at the number listed below for such party, (c) one business day after the day on which the same has been delivered prepaid to a national courier service guaranteeing next day service or (d) three days after deposit in the United States mail, registered or certified, postage prepared and return receipt requested, in each case addressed to the party to whom such notice is to be given at the address listed below for such party, or to such other address as any party may request by notifying in writing all of the other parties to this Agreement:

                  To Buyer:  Fairgrove Restaurants, LLC
                             361 Second Street N.W.
                             Hickory, NC 28601
                             Fax: (704) 304-2330


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                  Copy to:   T. Stewart Gibson, Esq.
                             Battle, Winslow, Scott & Wiley, P.A.
                             2343 Professional Drive
                             Rocky Mount, NC 27804-0100
                             Fax: (252) 937-8100

                  To Seller: Fresh Foods Sales, LLC
                             361 Second Street N.W.
                             Hickory, NC 28601
                             Fax: (704) 377-8001

                  Copy to:   Sandra Copenhaver Simos, Esq.
                             McGuire, Woods, Battle & Boothe LLP
                             Bank of America Corporate Center
                             100 North Tryon Street, Suite 2900
                             Charlotte, NC  28202-4011
                             Fax:  (704) 373-8823

         8.10 SEVERABILITY. In the event that any one or more of the provisions of this Agreement shall be held or found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         8.11 TIME OF ESSENCE.  Time is of the essence of this Agreement.

         8.12 PRONOUNS AND NUMBER. All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the context requires. Words importing the singular number hereunder shall include the plural number and vice versa.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                FAIRGROVE RESTAURANTS, LLC


                                By:   /s/ DAVID R. CLARK
                                      ----------------------------------
                                      David R. Clark
                                      Member

                                By:   /s/ JAMES C. RICHARDSON, JR.
                                      ----------------------------------
                                      James C. Richardson, Jr.
                                      Member

                                By:   /s/ L. DENT MILLER
                                      ----------------------------------
                                      L. Dent Miller
                                      Member

                                By:   /s/ MICHAEL DOUGLAS HODGES
                                      ----------------------------------
                                      Michael Douglas Hodges
                                      Member

                                By:   /s/ KENNETH L. MOSER
                                      ----------------------------------
                                      Kenneth L. Moser
                                      Member

                                By:   /s/ RICHARD F. HOWARD
                                      ----------------------------------
                                      Richard F. Howard
                                      Member

                                FRESH FOODS, INC.


                                By:   /s/ JAMES E. HARRIS
                                      ----------------------------------
                                      James E. Harris
                                      Chief Financial Officer

                                FRESH FOODS SALES, LLC

                                By:  Fresh Foods, Inc.,
                                      its sole member and manager


                                      By: /s/ JAMES E. HARRIS
                                      ----------------------------------
                                           James E. Harris
                                           Chief Financial Officer

                        (SCHEDULES AND EXHIBITS OMITTED)